                                                                   EXHIBIT 24.1




                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a director or officer or both, as the case may be, of Ivex Packaging Corporation (the "Company") does hereby appoint Frank V. Tannura or G. Douglas Patterson, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this the ____ day of March, 1997.



                                                -----------------------------
                                                Glenn R. August

                                                                   EXHIBIT 24.1




                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a director or officer or both, as the case may be, of Ivex Packaging Corporation (the "Company") does hereby appoint Frank V. Tannura or G. Douglas Patterson, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this the ____ day of March, 1997.



                                                -----------------------------
                                                David G. Offensend

                                                                   EXHIBIT 24.1




                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his capacity as a director or officer or both, as the case may be, of Ivex Packaging Corporation (the "Company") does hereby appoint Frank V. Tannura or G. Douglas Patterson, and each of them, severally, his/her true and lawful attorney or attorneys-in-fact with or without the other and with full power of substitution and resubstitution, to execute in his/her name, place and stead, in his/her capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or either of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this the ____ day of March, 1997.



                                                -----------------------------
                                                Anthony P. Scotto